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                                 Exhibit 10.47

List of Vice Presidents who have executed an Officer Severance Agreement with Rightchoice Managed Care, Inc., a Missouri Corporation.

Kevin G. Aandahl                         VP, Corporate and Public Affairs
Julia Bietsch                            VP, Provider Affairs
Mary Cronin Doyle                        VP, Commercial Product Management and
                                                Policy Administration
Ron Ekstrandt                            VP, Strategy
Larry Glascott                           VP, Controller
Ruth Meyer Hollenback                    VP, Network Management
Gary Maienschein                         VP, Government Affairs
Thomas P. Ogden                          VP, Information Services
Jane I. Potter                           VP, Medical Delivery Systems
Randy D. Ressel                          VP, Outstate Sales
Thomas Stoiber                           VP, Actuarial/Underwriting Services
Dennis J. Sullivan                       VP, Operations/Services
Gary Whitworth                           VP, BCBSMo Operations